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                           EXHIBIT  I


         RBB BANK AG

RBB Bank Aktiengesellschaft
Burgring 16, 8010 Graz

Tel. 011-43/316/8072-354
Fax 011-43/316/8072-1

From:              Herbert StrauB
To:                Spintek Gaming Technology
     Attn-:Gary Coulter, Chairman & CEO      001-702-263-3680
     Copies to:Joseph Canouse                001-404-816-6268
     Edward Brown, Esq.                      001-404-681-1046
     Steve Cunningham, Esq.                  001-404 817-6050
     Date:05-06-1997

    Dear Gary,

Please convert 958 of the 6.942 preferred shares owned by RBB Bank into common shares of Spintek Gaming Technology.

The closing bid prices for the previous five days were:
    29.05-1997     0,20000 $
    30.05.1997     0,20000 $
    02.06.1997     0,20000 $
    03.06.1997     0,20000 $
    04.06.1997     0,20000 $
    Average:       0,20000 $                        = Conversion Price

The issuance date of the pr. shares was 0l Okt 96 and we should therefore get interest for 247 days, which is 25.931,62 $

RBB Bank should therefore get 4.919.659 common shares,

Please deliver them to ABN Amro Chicago Corp, 1325 Avenue of the Americas, New York, NY 10019, attn. Bill Pope, phone 212-314-1607, for RBB Bank, acc.no. 741-10284.

Yours sincerely,

/s/ HERBERT STRAUSS

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                         NOTICE OF CONVERSION

                (To be Executed by the Registered Holder in order to Convert Shares of Series A Preferred Stock)

The undersigned hereby irrevocably elects to convert $________ U.S. in stated value (face amount) of Series A Preferred Stock (the "Preferred Stock"), represented by Certificate No(s). __2___ into shares of common stock (the "Common Stock") of Spintek Gaming Technologies, Inc. (the "Company"). If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the undersigned for any conversion, except for transfer taxes, if any.

The undersigned represents that it and each person or entity on whose behalf it holds Preferred Stock to be converted into Common Stock (each an "Investor"):
(i) is familiar with and understands the terms, conditions and requirements contained in Regulation S ("Regulation S") and Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"); (ii) is not a "U.S. Person" or "distributor" as defined in Regulation S; (iii) purchased the Convertible Debenture or Preferred Stock for which conversion is being elected, and is purchasing the Common Stock referenced herein, for its own account and for the account of each Investor and not for the account or benefit of any U.S. Person;
(iv) will comply with the transfer restrictions contained in Section 4(1) of the Act and Rule 144 promulgated thereunder to the extent they are applicable;
(v) will make any sale, transfer or other disposition of the Common Stock in full compliance with the Act, the Exchange Act, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder; and (vi) received the offer to purchase the Preferred Stock outside the United States and, at the time the Subscription Agreement pursuant to which the Preferred Stock was purchased, and, upon execution of this Notice of Conversion, is outside the United States. The undersigned has obtained representations from each Investor with respect to compliance with paragraphs (i) - (vi) of this Notice.

Conversion Formula:                              05.06.1997
                                                 Date of Conversion
(958,000 + (958.000 * 4% /365 *247)/ .02 =
= 958,000 +25,931.62/ 0.2 = 4,919,658 shares     0.2$
                                                 Applicable Conversion Price

                                                 /s/ HERBERT STRAUSS
                                                 Signature

                                                 Herbert Strauss, Head Trader
                                                 Name

                                                 Address: Please send shares to:
                                                 ABN Amro Chicago Corp.,
                                                 1325 Avenue of the Americas
                                                 NY, NY 10019, for RBB Bank,
                                                 acc. No. 741-10284
                                                 attn.: Mr. Bill Pope,
                                                 Phone no. : 212-314-1607

* No shares of Common Stock will be issued until the original Preferred Stock Certificate(s), as the case may be, to be converted and the Notice of Conversion are received by the Company's Attorney or Transfer Agent. The original Preferred Stock Certificate(s) to be converted and the Notice of Conversion must be received by the Company's Attorney or Transfer Agent by the third business day following the Date of Conversion, or such Notice of Conversion shall become null and void in the discretion of the Holder.
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